Exhibit 32.1

Certification of the Chief Executive Officer and  Chief Accounting Officer of Eyes On The Go, Inc.
pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q of Eyes On The Go, Inc. (the "Company") for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher Carey, Chief Executive Officer and Chief Accounting Officer of Eyes On The Go, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2013

/s/ CHRISTOPHER CAREY
Christopher Carey
Chief Executive Officer
Chief Accounting Officer